UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): June 21, 2010

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


     648 Finch Avenue East, Suite 2, Toronto, Ontario M2K 2E6, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Items.

1. On June 22, 2010, a notice of discontinuance without costs on consent of the parties was entered in the Ontario Superior Court of Justice in the matter between Advanced Refractive Technologies and Empire Global Corp. as well as our director of operations, Mr. Michael Ciavarella.

   The matter, first reported on our annual report on form 10-KSB for the year ended December 31, 2005, and recently updated on our interim quarterly report for the period ended March 31, 2010 was mutually settled out of court and will no longer be reflected on our financial statements.

   A copy of the Consent is attached hereto as Exhibit 99.1.
   A copy of the Notice of Discontinuance is attached hereto as Exhibit 99.2.


2. On June 21, 2010, Charles Yao resigned as a director of the board of Empire Global Corp.


3. Update on Legal Proceedings (set forth in the Form 10-Q filed May 25, 2010)

The discussion of the legal proceedings update contained in the Form 10-Q filed May 25, 2010 is revised to read in its entirety as follows:

The Company is currently not directly involved in any legal proceedings and is not aware of any pending or potential legal actions.

Item 9.01 - Financial Statements and Exhibits.

(d)         Exhibits

99.1        Consent dated June 22, 2010, filed in the Ontario Superior Court of
            Justice
99.2 Notice of Discontinuance dated June 14, 2010, filed in the Ontario Superior Court of Justice

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  June 22, 2010.                    EMPIRE GLOBAL CORP.


                                     Per: /s/ VIC DOMINELLI
                                          -----------------------------
                                          VIC DOMINELLI
                                          Chairman of the Board and
                                          Chief Executive Officer